UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 27, 2010

STAR GAS PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-14129	06-1437793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2187 Atlantic Street, Stamford, CT 06902

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (203) 328-7310

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2010, the Board of Directors of the general partner of Star Gas Partners, L.P., a Delaware limited partnership (the “Partnership”), announced the appointment of Mr. Steven Goldman as the Executive Vice President and Chief Operating Officer of the Partnership, effective as of May 1, 2010. Mr. Goldman has been an officer of the Partnership and its subsidiaries since 2004 and was most recently the Senior Vice President of Operations. Mr. Goldman’s salary will be $315,000 per annum.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR GAS PARTNERS, L.P.
By: Kestrel Heat, LLC (General Partner)

By:	/S/ RICHARD AMBURY
Name:	Richard Ambury
Title:	Chief Financial Officer

Date: April 30, 2010

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